UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2004

HERITAGE PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

8801 South Yale Avenue, Suite 310
Tulsa, Oklahoma 74137
(Address of principal executive offices) (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 5. Other Events.

     On February 23, 2004, Heritage Propane Partners, L.P. (the “Partnership”) issued a press release announcing that it was changing its name to “Energy Transfer Partners, L.P.” and its ticker symbol to “ETP”, effective March 1, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 Copy of the Partnership’s press release dated February 23, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE PROPANE PARTNERS, L.P.
By:	U.S. Propane, L.P., General Partner
By:	U.S. Propane, L.L.C., General Partner

Date: February 23, 2004	By:	/s/ RAY C. DAVIS
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

By:	/s/ KELCY L. WARREN
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant